UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07177

Name of Fund: BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 01/31/2017

Date of reporting period: 01/31/2017

Item 1 – Report to Stockholders

JANUARY 31, 2017

ANNUAL REPORT

BlackRock Mid Cap Value Opportunities Fund  |  of BlackRock Mid Cap Value Opportunities Series, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12 months ended January 31, 2017 was an exceptionally strong period for risk assets (such as stocks and high yield bonds), while higher-quality assets generated muted returns after struggling in the latter part of 2016. As the period began, worries about slowing growth in China and the instability of oil prices had global equity prices sliding. However, the broad market momentum shifted in the second half of 2016 as reflationary expectations in the United States helped drive a pick-up in global growth.

Markets were remarkably resilient during the period. Big surprises such as the United Kingdom’s vote to leave the European Union and the outcome of the U.S. presidential election brought spikes in equity market volatility, but they were ultimately short-lived. Instead, investors used the sell-offs to seize upon buying opportunities, allowing markets to quickly rebound. We believe this reinforces the case for taking the long view rather than reacting to short-term market noise.

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and uncertainty. This trend accelerated after the U.S. election and continued into the beginning of 2017, stoked by expectations for an extra boost to U.S. growth via fiscal policy.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors including an aging population, low productivity growth and excess savings. A tempered economic growth trend and high valuations across most assets have set the stage for muted investment returns going forward.

Equity markets still have room to move, although the disparity between winners and losers is widening, making stock selection increasingly important. Fixed income investors are also facing challenges as bond markets recalibrate to accommodate rising rates and higher inflation expectations. And in a world where political risk and policy uncertainty abound, there is no lack of potential catalysts for higher volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.96%	20.04%
U.S. small cap equities (Russell 2000® Index)	12.43	33.53
International equities (MSCI Europe, Australasia, Far East Index)	3.49	12.03
Emerging market equities (MSCI Emerging Markets Index)	4.92	25.41
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.20	0.37
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(7.87)	(3.26)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.95)	1.45
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.94)	0.24
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	6.09	20.77
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2017	3

Fund Summary as of January 31, 2017

Investment Objective

BlackRock Mid Cap Value Opportunities Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income, by investing in securities, primarily equity securities that the Fund’s management believes are undervalued and therefore represent an investment value.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended January 31, 2017, the Fund underperformed its benchmark, the S&P MidCap 400® Value Index.

What factors influenced performance?

•

The largest detractor from performance was the combination of an overweight to, and negative stock selection in, the consumer discretionary sector, with results weakest within the specialty retail and textiles, apparel & luxury goods segments. Overweight positioning and negative selection in consumer staples was the next largest detractor, with food products and food & staples retailing holdings the biggest laggards. In addition, stock selection in information technology (“IT”), especially within the IT services industry, and selection within the oil, gas & consumable fuels industry, weighed on returns.

•

The largest contributor to performance during the 12-month period was stock selection in the materials sector, which was positive across all industry segments but most notably within the chemicals industry. Stock selection in the health care sector was the second largest contributor, especially within the health care equipment & supplies industry. Stock selection in financials also was a significant contributor, mainly across the banking, real estate and capital markets industries. As real estate became an independent market sector separate from financials in the latter part of 2016, the Fund’s underweight in real estate enhanced returns. Lastly, a combination of an underweight to, and stock selection within, utilities bolstered performance.

Describe recent portfolio activity.

•

The most significant portfolio adjustment during the period was a change from an underweight stance to an overweight within industrials. In addition, the Fund shifted from an overweight position to an underweight in both the consumer staples and consumer discretionary sectors. Lastly, the Fund moved from an underweight to an overweight in the IT sector, fueled mainly by additions to the technology hardware, storage & peripherals segment. The Fund was consistently overweight within energy and health care during the period.

Describe portfolio positioning at period end.

•

Relative to the S&P MidCap 400® Value Index, at the end of the period the Fund maintained overweight positions in the health care, IT, energy and industrials sectors, and underweights in the utilities, financials, consumer staples, consumer discretionary, real estate and telecommunication services sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets
Halyard Health, Inc.	2%
United Therapeutics Corp.	2
Wabtec Corp.	2
OGE Energy Corp.	2
Owens & Minor, Inc.	1
Outfront Media, Inc.	1
Alexander & Baldwin, Inc.	1
Cable One, Inc.	1
Domtar Corp.	1
UGI Corp.	1

Sector Allocation	Percent of Net Assets
Financials	20%
Information Technology	14
Industrials	14
Consumer Discretionary	9
Materials	9
Real Estate	9
Energy	8
Health Care	7
Utilities	6
Consumer Staples	4
Short-Term Securities	9
Liabilities in Excess of Other Assets	(9)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2017

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of mid cap companies.

[3]

An unmanaged index that measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the S&P MidCap 400® Index and consists of those stocks in the S&P MidCap 400® Index exhibiting the strongest value characteristics, as determined by the index provider, representing approximately 50% of the market capitalization of the S&P MidCap 400® Index.

Performance Summary for the Period Ended January 31, 2017

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	12.19%	35.48%	N/A	12.42%	N/A	7.71%	N/A
Investor A	11.98	35.08	27.98%	12.07	10.87%	7.36	6.79%
Investor C	11.57	33.97	32.97	11.15	11.15	6.39	6.39
Class R	11.78	34.58	N/A	11.72	N/A	6.98	N/A
S&P MidCap 400® Value Index	11.77	35.81	N/A	14.97	N/A	8.27	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value August 1, 2016	Ending Account Value January 31, 2017	Expenses Paid During the Period[5]	Beginning Account Value August 1, 2016	Ending Account Value January 31, 2017	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,121.90	$4.32	$1,000.00	$1,021.06	$4.12	0.81%
Investor A	$1,000.00	$1,119.80	$5.86	$1,000.00	$1,019.61	$5.58	1.10%
Investor C	$1,000.00	$1,115.70	$10.05	$1,000.00	$1,015.63	$9.58	1.89%
Class R	$1,000.00	$1,117.80	$7.72	$1,000.00	$1,017.85	$7.35	1.45%

[5]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2017	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On June 23, 2015, all issued and outstanding Investor B Shares were converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at NAV on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, voluntarily waived a portion of the Fund’s expenses. Without such waiver, the Fund’s performance would have been lower. The Manager is under no obligation to waive or to continue waiving its fees and such voluntary waiver may be reduced or discontinued at any time. See Note 5 of the Notes to Financial Statements for additional information on waivers.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on August 1, 2016 and held through January 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2017

Schedule of Investments January 31, 2017	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.1%
Spirit Aerosystems Holdings, Inc., Class A	65,400	$3,927,270
Triumph Group, Inc.	74,048	1,980,784

		5,908,054
Auto Components — 1.0%
Allison Transmission Holdings, Inc.	162,000	5,666,760
Banks — 7.4%
Comerica, Inc.	41,600	2,809,248
Cullen/Frost Bankers, Inc.	38,000	3,397,200
Fulton Financial Corp.	146,100	2,659,020
Hancock Holding Co.	120,600	5,529,510
Huntington Bancshares, Inc.	204,888	2,772,135
International Bancshares Corp.	62,200	2,307,620
Prosperity Bancshares, Inc.	87,200	6,333,336
Regions Financial Corp.	293,000	4,222,130
Umpqua Holdings Corp.	240,200	4,398,062
Valley National Bancorp	302,500	3,663,275
Zions Bancorporation	57,600	2,430,144

		40,521,680
Beverages — 1.1%
Boston Beer Co., Inc., Class A (a)(b)	39,494	6,070,228
Biotechnology — 1.6%
United Therapeutics Corp. (a)(b)	55,293	9,047,594
Capital Markets — 3.7%
Affiliated Managers Group, Inc. (a)	19,100	2,910,076
Ares Management LP	195,884	3,849,120
Eaton Vance Corp.	99,800	4,184,614
Lazard Ltd., Class A	37,200	1,580,256
Stifel Financial Corp. (a)(b)	99,900	5,027,967
WisdomTree Investments, Inc.	260,136	2,679,401

		20,231,434
Chemicals — 4.2%
Albemarle Corp.	39,689	3,676,789
CF Industries Holdings, Inc.	167,500	5,911,075
FMC Corp.	76,200	4,584,192
Methanex Corp.	52,600	2,632,630
Westlake Chemical Corp.	104,900	6,494,359

		23,299,045
Commercial Services & Supplies — 0.5%
Clean Harbors, Inc. (a)	53,400	2,963,700
Communications Equipment — 0.6%
Ciena Corp. (a)(b)	141,400	3,441,676
Construction & Engineering — 2.9%
AECOM (a)	193,100	7,131,183
Fluor Corp.	73,000	4,051,500
KBR, Inc.	285,500	4,856,355

		16,039,038
Containers & Packaging — 1.2%
Packaging Corp. of America	19,310	1,779,996
Silgan Holdings, Inc.	82,940	4,852,819

		6,632,815
Distributors — 0.6%
LKQ Corp. (a)	105,355	3,361,878
Diversified Financial Services — 0.9%
Voya Financial, Inc.	125,200	5,035,544
Electric Utilities — 1.6%
OGE Energy Corp.	259,000	8,686,860
Electrical Equipment — 1.3%
AMETEK, Inc.	137,450	7,023,695

Common Stocks	Shares	Value
Electronic Equipment, Instruments & Components — 4.1%
Avnet, Inc.	152,500	$7,082,100
Flex Ltd. (a)	266,500	4,176,055
National Instruments Corp.	188,900	5,935,238
Tech Data Corp. (a)	65,300	5,587,068

		22,780,461
Energy Equipment & Services — 3.4%
Dril-Quip, Inc. (a)(b)	78,500	4,882,700
Oceaneering International, Inc.	187,900	5,233,015
Patterson-UTI Energy, Inc.	143,400	4,020,936
Superior Energy Services, Inc.	271,200	4,792,104

		18,928,755
Food & Staples Retailing — 0.6%
Supervalu, Inc. (a)	773,882	3,033,617
Food Products — 2.1%
Hain Celestial Group, Inc. (a)	121,700	4,814,452
Pinnacle Foods, Inc.	40,672	2,163,344
TreeHouse Foods, Inc. (a)(b)	62,452	4,738,858

		11,716,654
Gas Utilities — 2.6%
National Fuel Gas Co.	109,900	6,170,885
UGI Corp.	158,600	7,354,282
WGL Holdings, Inc.	6,800	557,192

		14,082,359
Health Care Equipment & Supplies — 1.7%
Halyard Health, Inc. (a)	247,369	9,516,285
Health Care Providers & Services — 3.3%
LifePoint Health, Inc. (a)	94,538	5,610,830
Owens & Minor, Inc.	220,314	7,904,866
Patterson Cos., Inc.	116,319	4,840,034

		18,355,730
Household Durables — 0.5%
Mohawk Industries, Inc. (a)	12,934	2,791,675
Industrial Conglomerates — 0.5%
Carlisle Cos., Inc.	25,400	2,771,394
Insurance — 7.6%
Alleghany Corp. (a)	9,841	6,018,460
American Financial Group, Inc.	70,800	6,100,836
Arch Capital Group Ltd. (a)	31,700	2,800,695
Arthur J Gallagher & Co.	77,500	4,171,825
Brown & Brown, Inc.	62,700	2,641,551
Genworth Financial, Inc., Class A (a)	194,266	652,734
Kemper Corp.	54,700	2,363,040
Reinsurance Group of America, Inc.	45,300	5,683,791
RenaissanceRe Holdings Ltd.	16,100	2,194,752
Unum Group	68,500	3,111,955
W.R. Berkley Corp.	93,800	6,304,298

		42,043,937
Internet Software & Services — 0.6%
ComScore, Inc. (a)(b)	103,100	3,459,005
IT Services — 1.5%
Amdocs Ltd.	37,300	2,189,883
Computer Sciences Corp.	17,900	1,113,380
VeriFone Systems, Inc. (a)(b)	279,500	5,078,515

		8,381,778
Life Sciences Tools & Services — 0.8%
VWR Corp. (a)	159,310	4,127,722
Machinery — 3.5%
Colfax Corp. (a)(b)	109,000	4,251,000
Kennametal, Inc.	108,200	3,867,068

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2017	7

Schedule of Investments (continued)

Common Stocks	Shares	Value
Machinery (continued)
Wabtec Corp.	101,300	$8,776,632
Xylem, Inc.	48,800	2,406,328

		19,301,028
Marine — 0.9%
Kirby Corp. (a)(b)	77,200	4,975,540
Media — 2.1%
Cable One, Inc.	12,295	7,775,112
Scripps Networks Interactive, Inc., Class A	45,900	3,495,744

		11,270,856
Metals & Mining — 2.1%
Carpenter Technology Corp.	147,800	5,914,956
Steel Dynamics, Inc.	55,400	1,873,074
United States Steel Corp.	119,900	3,921,929

		11,709,959
Multi-Utilities — 1.9%
Black Hills Corp.	83,900	5,247,945
MDU Resources Group, Inc.	184,600	5,418,010

		10,665,955
Multiline Retail — 0.7%
Dollar Tree, Inc. (a)	47,443	3,662,125
Oil, Gas & Consumable Fuels — 5.0%
Concho Resources, Inc. (a)	36,610	5,104,899
Energen Corp. (a)	121,000	6,520,690
HollyFrontier Corp.	161,100	4,667,067
Murphy USA, Inc. (a)	21,569	1,373,945
SM Energy Co.	139,500	4,256,145
Whiting Petroleum Corp. (a)	339,100	3,760,619
World Fuel Services Corp.	36,140	1,607,507

		27,290,872
Paper & Forest Products — 1.4%
Domtar Corp.	173,000	7,558,370
Personal Products — 0.4%
Edgewell Personal Care Co. (a)	24,966	1,968,319
Real Estate Investment Trusts (REITs) — 7.0%
Highwoods Properties, Inc.	105,647	5,431,312
LTC Properties, Inc.	153,035	7,142,144
Outfront Media, Inc.	285,677	7,836,120
Pebblebrook Hotel Trust (b)	172,336	5,154,570
Seritage Growth Properties, Class A (b)	150,991	6,160,433
Tanger Factory Outlet Centers, Inc.	206,122	7,047,311

		38,771,890
Real Estate Management & Development — 1.4%
Alexander & Baldwin, Inc.	175,872	7,829,822
Road & Rail — 1.0%
Genesee & Wyoming, Inc., Class A (a)	74,700	5,629,392

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 1.9%
Cypress Semiconductor Corp.	305,700	$3,607,260
ON Semiconductor Corp. (a)	309,600	4,123,872
Skyworks Solutions, Inc.	30,500	2,798,070

		10,529,202
Software — 3.7%
Netscout Systems, Inc. (a)(b)	177,602	5,914,146
PTC, Inc. (a)	126,175	6,633,020
Synopsys, Inc. (a)	40,800	2,565,912
Verint Systems, Inc. (a)	141,300	5,277,555

		20,390,633
Specialty Retail — 3.5%
Advance Auto Parts, Inc.	20,200	3,317,648
Dick’s Sporting Goods, Inc.	106,700	5,505,720
Foot Locker, Inc.	51,900	3,557,226
Signet Jewelers Ltd.	31,213	2,424,314
Staples, Inc.	300,341	2,763,137
Tiffany & Co.	20,500	1,613,760

		19,181,805
Technology Hardware, Storage & Peripherals — 1.6%
Diebold Nixdorf, Inc.	223,700	6,084,640
Synaptics, Inc. (a)(b)	45,800	2,582,204

		8,666,844
Textiles, Apparel & Luxury Goods — 1.9%
Coach, Inc.	84,600	3,159,810
PVH Corp.	19,600	1,838,676
Ralph Lauren Corp.	18,700	1,653,641
Skechers U.S.A., Inc., Class A (a)	143,800	3,612,256

		10,264,383
Thrifts & Mortgage Finance — 0.5%
New York Community Bancorp, Inc.	169,300	2,571,667
Trading Companies & Distributors — 0.7%
MSC Industrial Direct Co., Inc., Class A	37,300	3,810,195
Total Long-Term Investments (Cost — $476,360,538) — 100.2%		551,968,230

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.40% (c)(d)	2,845,048	2,845,048
SL Liquidity Series, LLC, Money Market Series, 0.94% (c)(d)(e)	44,021,709	44,030,513
Total Short-Term Securities (Cost — $46,870,360) — 8.5%		46,875,561
Total Investments (Cost — $523,230,898) — 108.7%		598,843,791
Liabilities in Excess of Other Assets — (8.7)%		(48,065,971)

Net Assets — 100.0%		$550,777,820

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

See Notes to Financial Statements.

8	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2017

Schedule of Investments (concluded)

(c)	During the year ended January 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at January 31, 2016	Net Activity	Shares Held at January 31, 2017	Value at January 31, 2017	Income		Net Realized Gain[1]	Change in Unrealized Appreciation
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	2,845,048	2,845,048	$2,845,048	$2,207		$36	—
BlackRock Liquidity Funds, TempFund, Institutional Class	2,084,183	(2,084,183)	—	—	1,656		—	—
SL Liquidity Series, LLC, Money Market Series	12,383,045	31,638,664	44,021,709	44,030,513	125,712	[2]	689	$5,201
Total				$46,875,561	$129,575		$725	$5,201

[1] Includes net capital gain distributions.

[2] Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities.

For Fund compliance purposes, the sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$551,968,230	—	—	$551,968,230
Short-Term Securities	2,845,048	—	—	2,845,048

Subtotal	$554,813,278	—	—	$554,813,278

Investments valued at NAV[2]				44,030,513

Total				$598,843,791

[1] See above Schedule of Investments for values in each industry.
2 As of January 31, 2017, certain of the Fund’s investments were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended January 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2017	9

Statement of Assets and Liabilities

January 31, 2017

Assets
Investments at value — unaffiliated (including securities loaned at value of $43,352,347) (cost — $476,360,538)	$551,968,230
Investments at value — affiliated (cost — $46,870,360)	46,875,561
Foreign currency at value (cost — $775)	750
Receivables:
Investments sold	7,370,198
Capital shares sold	1,103,632
Dividends — unaffiliated	128,677
Securities lending income — affiliated	14,630
Dividends — affiliated	320
Prepaid expenses	86,289

Total assets	607,548,287

Liabilities
Cash collateral on securities loaned at value	44,024,624
Payables:
Investments purchased	10,264,516
Capital shares redeemed	1,596,373
Investment advisory fees	301,358
Service and distribution fees	119,114
Officer’s and Directors’ fees	8,667
Other affiliates	1,444
Other accrued expenses	454,371

Total liabilities	56,770,467

Net Assets	$550,777,820

Net Assets Consist of
Paid-in capital	$455,530,032
Undistributed net investment income	68,418
Accumulated net realized gain	19,566,502
Net unrealized appreciation (depreciation)	75,612,868

Net Assets	$550,777,820

Net Assets Value
Institutional — Based on net assets of $207,239,694 and 9,759,233 shares outstanding, 20 million shares authorized, $0.10 par value	$21.24

Investor A — Based on net assets of $235,578,009 and 11,514,742 shares outstanding, 40 million shares authorized, $0.10 par value	$20.46

Investor C — Based on net assets of $56,247,079 and 3,291,280 shares outstanding, 40 million shares authorized, $0.10 par value	$17.09

Class R — Based on net assets of $51,713,038 and 2,827,591 shares outstanding, 40 million shares authorized, $0.10 par value	$18.29

See Notes to Financial Statements.

10	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2017

Statement of Operations

Year Ended January 31, 2017

Investment Income
Dividends — unaffiliated	$8,032,446
Securities lending — affiliated — net	125,712
Dividends — affiliated	3,863
Foreign taxes withheld	(12,242)

Total investment income	8,149,779

Expenses
Investment advisory	3,233,572
Service and distribution — class specific	1,294,142
Transfer agent — class specific	841,484
Professional	95,329
Accounting services	89,000
Registration	72,033
Custodian	46,112
Officer and Directors	29,757
Printing	13,090
Miscellaneous	26,589

Total expenses	5,741,108
Less:
Fees waived by the Manager	(739)
Fees paid indirectly	(177)

Total expenses after fees waived and paid indirectly	5,740,192

Net investment income	2,409,587

Realized and Unrealized gain
Net realized gain from:
Investments — unaffiliated	53,287,115
Investments — affiliated	689
Capital gain distributions from investment companies — affiliated	36

53,287,840

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	93,012,879
Investments — affiliated	5,201
Foreign currency translations	53

93,018,133

Net realized and unrealized gain	146,305,973

Net Increase in Net Assets Resulting from Operations	$148,715,560

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2017	11

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets:	2017	2016

Operations
Net investment income	$2,409,587	$2,704,854
Net realized gain	53,287,840	39,227,012
Net change in unrealized appreciation (depreciation)	93,018,133	(94,632,275)

Net increase (decrease) in net assets resulting from operations	148,715,560	(52,700,409)

Distributions to Shareholders[1]
From net investment income:
Institutional	(1,322,890)	(1,719,962)
Investor A	(937,799)	(1,907,760)
Investor C	—	(120,275)
Class R	(108,710)	(352,038)
From net realized gain:
Institutional	(9,121,054)	(19,104,364)
Investor A	(10,617,608)	(31,673,849)
Investor C	(3,010,501)	(8,517,844)
Class R	(2,666,826)	(7,377,795)

Decrease in net assets resulting from distributions to shareholders	(27,785,388)	(70,773,887)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(3,117,413)	(35,315,231)

Net Assets
Total increase (decrease) in net assets	117,812,759	(158,789,527)
Beginning of year	432,965,061	591,754,588

End of year	$550,777,820	$432,965,061

Undistributed net investment income, end of year	$68,418	$23,887

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

12	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2017

Financial Highlights

	Institutional
	Year Ended January 31,
	2017	2016	2015		2014		2013

Per Share Operating Performance
Net asset value, beginning of year	$16.52	$21.37	$23.30		$20.43		$17.92

Net investment income[1]	0.15	0.17	0.19		0.17		0.13
Net realized and unrealized gain (loss)	5.69	(2.22)	1.24		4.23		2.56

Net increase (decrease) from investment operations	5.84	(2.05)	1.43		4.40		2.69

Distributions:[2]
From net investment income	(0.14)	(0.23)	(0.17)		(0.17)		(0.18)
From net realized gain	(0.98)	(2.57)	(3.19)		(1.36)		—

Total distributions	(1.12)	(2.80)	(3.36)		(1.53)		(0.18)

Net asset value, end of year	$21.24	$16.52	$21.37		$23.30		$20.43

Total Return[3]
Based on net asset value	35.48%	(10.78)%	6.06%		21.66%		15.12%

Ratios to Average Net Assets
Total expenses	0.85%	0.94%	0.90%	[4]	0.86%	[4]	0.89%

Total expenses after fees waived and/or paid indirectly	0.85%	0.94%	0.90%	[4]	0.86%	[4]	0.89%

Net investment income	0.79%	0.81%	0.77%	[4]	0.73%	[4]	0.73%

Supplemental Data
Net assets, end of year (000)	$207,240	$144,008	$154,661		$182,951		$133,748

Portfolio turnover rate	93%	73%	65%		57%		55%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the years ended January 31, 2015 and January 31, 2014.

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2017	13

Financial Highlights (continued)

	Investor A
	Year Ended January 31,
	2017	2016	2015		2014		2013

Per Share Operating Performance
Net asset value, beginning of year	$15.95	$20.71	$22.69		$19.94		$17.44

Net investment income[1]	0.09	0.11	0.11		0.10		0.07
Net realized and unrealized gain (loss)	5.49	(2.14)	1.20		4.12		2.49

Net increase (decrease) from investment operations	5.58	(2.03)	1.31		4.22		2.56

Distributions:[2]
From net investment income	(0.09)	(0.16)	(0.11)		(0.11)		(0.06)
From net realized gain	(0.98)	(2.57)	(3.18)		(1.36)		—

Total distributions	(1.07)	(2.73)	(3.29)		(1.47)		(0.06)

Net asset value, end of year	$20.46	$15.95	$20.71		$22.69		$19.94

Total Return[3]
Based on net asset value	35.08%	(11.01)%	5.71%		21.27%		14.74%

Ratios to Average Net Assets
Total expenses	1.15%	1.20%	1.18%	[4]	1.16%	[4]	1.25%

Total expenses after fees waived and/or paid indirectly	1.15%	1.20%	1.18%	[4]	1.16%	[4]	1.25%

Net investment income	0.49%	0.52%	0.48%	[4]	0.43%	[4]	0.37%

Supplemental Data
Net assets, end of year (000)	$235,578	$197,218	$305,516		$314,481		$215,469

Portfolio turnover rate	93%	73%	65%		57%		55%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the years ended January 31, 2015 and January 31, 2014.

See Notes to Financial Statements.

14	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2017

Financial Highlights (continued)

	Investor C
	Year Ended January 31,
	2017	2016	2015		2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$13.50	$17.95	$20.08		$17.80	$15.65

Net investment loss[1]	(0.05)	(0.05)	(0.07)		(0.08)	(0.09)
Net realized and unrealized gain (loss)	4.62	(1.81)	1.07		3.66	2.24

Net increase (decrease) from investment operations	4.57	(1.86)	1.00		3.58	2.15

Distributions:[2]
From net investment income	—	(0.04)	—		(0.00)[3]	—
From net realized gain	(0.98)	(2.55)	(3.13)		(1.30)	—

Total distributions	(0.98)	(2.59)	(3.13)		(1.30)	—

Net asset value, end of year	$17.09	$13.50	$17.95		$20.08	$17.80

Total Return[4]
Based on net asset value	33.97%	(11.71)%	4.88%		20.26%	13.74%

Ratios to Average Net Assets
Total expenses	1.95%	2.00%	1.99%	[5]	2.00% [5]	2.16%

Total expenses after fees waived and/or paid indirectly	1.95%	2.00%	1.99%	[5]	2.00% [5]	2.16%

Net investment (loss)	(0.31)%	(0.27)%	(0.33)%	[5]	(0.41)% [5]	(0.55)%

Supplemental Data
Net assets, end of year (000)	$56,247	$47,178	$68,488		$72,312	$61,756

Portfolio turnover rate	93%	73%	65%		57%	55%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the years ended January 31, 2015 and January 31, 2014.

See Notes to Financial Statements.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2017	15

Financial Highlights (concluded)

	Class R
	Year Ended January 31,
	2017	2016	2015		2014		2013

Per Share Operating Performance
Net asset value, beginning of year	$14.36	$18.93	$21.00		$18.55		$16.22

Net investment income (loss)[1]	0.03	0.04	0.04		0.02		(0.00)[2]
Net realized and unrealized gain (loss)	4.92	(1.93)	1.12		3.83		2.33

Net increase (decrease) from investment operations	4.95	(1.89)	1.16		3.85		2.33

Distributions:[3]
From net investment income	(0.04)	(0.12)	(0.05)		(0.04)		—
From net realized gain	(0.98)	(2.56)	(3.18)		(1.36)		—

Total distributions	(1.02)	(2.68)	(3.23)		(1.40)		—

Net asset value, end of year	$18.29	$14.36	$18.93		$21.00		$18.55

Total Return[4]
Based on net asset value	34.58%	(11.26)%	5.41%		20.88%		14.37%

Ratios to Average Net Assets
Total expenses	1.48%	1.50%	1.49%	[5]	1.48%	[5]	1.59%

Total expenses after fees waived and/or paid indirectly	1.48%	1.50%	1.49%	[5]	1.47%	[5]	1.59%

Net investment income	0.16%	0.23%	0.17%	[5]	0.12%	[5]	0.01%

Supplemental Data
Net assets, end of year (000)	$51,713	$44,562	$61,956		$68,902		$58,422

Portfolio turnover rate	93%	73%	65%		57%		55%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the years ended January 31, 2015 and January 31, 2014.

See Notes to Financial Statements.

16	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2017

Notes to Financial Statements

1. Organization:

BlackRock Mid Cap Value Opportunities Fund (the “Fund”) of BlackRock Mid Cap Value Opportunities Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is classified as diversified. The Corporation is organized as a Maryland corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor C Shares may be subject to a contingent deferred sales charge (“CDSC”). Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class R Shares	No	No		None
Investor A Shares	Yes	No	[1]	None
Investor C Shares	No	Yes		None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of January 31, 2017, certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2017	17

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

Through May 31, 2016, the Fund had an arrangement with its custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned may have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Fund no longer earns credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

18	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2017

Notes to Financial Statements (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2017	19

Notes to Financial Statements (continued)

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc	$23,464,015	$(23,464,015)	—
Deutsche Bank Securities, Inc	3,082,613	(3,082,613)	—
Goldman Sachs & Co.	2,822,781	(2,822,781)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc	15,370	(15,370)	—
Morgan Stanley	3,311,341	(3,311,341)	—
State Street Bank and Trust Co.	8,622,643	(8,622,643)	—
UBS Securities LLC	2,033,584	(2,033,584)	—

Total	$43,352,347	$(43,352,347)	—

[1]

Cash collateral with a value of $44,024,624 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.65%
$1 Billion — $3 Billion	0.61%
$3 Billion — $5 Billion	0.59%
$5 Billion — $10 Billion	0.57%
Greater than $10 Billion	0.55%

Service and Distribution Fees: The Corporation on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Class R
Distribution Fee	—	0.75%	0.25%
Service Fee	0.25%	0.25%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the year ended January 31, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Class R	Total
$537,092	$511,675	$245,375	$1,294,142

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended January 31, 2017, the Fund paid $3,971 to affiliates of BlackRock in return for these services, which is included in transfer agent — class specific in the Statement of Operations.

20	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2017

Notes to Financial Statements (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions transactions based upon instructions from shareholders. For the year ended January 31, 2017, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Class R	Total
$886	$8,034	$2,625	$54	$11,599

For the year ended January 31, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Class R	Total
$224,412	$378,416	$113,846	$124,810	$841,484

Other Fees: For the year ended January 31, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of Investor A Shares, which totaled $13,152.

For the year ended January 31, 2017, affiliates received CDSCs as follows:

Investor A	Investor C
$4,497	$2,285

Expense Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is shown as fees waived by the Manager in the Statement of Operations.

Effective September 1, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. This voluntary waiver may be reduced or discontinued at any time without notice. For the year ended January 31, 2017, there were no advisory fees waived under this agreement.

For the year ended January 31, 2017, the Fund reimbursed the Manager $83,609 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended January 31, 2017, the Fund paid BIM $47,529 for securities lending agent services.

Officers and Directors: Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2017	21

Notes to Financial Statements (continued)

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended January 31, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
$670,478	$2,589,656	$309,372

6. Purchases and Sales:

For the year ended January 31, 2017, purchases and sales of investment and excluding short-term securities, were $461,482,237 and $488,319,171, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended January 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of January 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to distributions paid in excess of taxable income and income recognized from investments in partnerships were reclassified to the following accounts:

Paid-in capital	$(14,214)
Undistributed net investment income	$4,343
Accumulated net realized gain	$9,871

The tax character of distributions was as follows:

	1/31/17	1/31/16
Ordinary income	$2,369,399	$10,814,182
Long-term capital gains	25,415,989	59,959,705

Total	$27,785,388	$70,773,887

As of period end, the tax components of accumulated net earning (losses) were as follows:

Undistributed ordinary income	$11,937,837
Undistributed long-term capital gains	13,987,792
Net unrealized gains[1]	69,492,329
Qualified late-year losses[2]	(170,170)

Total	$95,247,788

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of January 31, 2017, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$529,397,394

Gross unrealized appreciation	$84,052,260
Gross unrealized depreciation	(14,605,863)

Net unrealized appreciation	$69,446,397

8. Bank Borrowings:

The Corporation on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following

22	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2017

Notes to Financial Statements (continued)

terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended January 31, 2017, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended January 31, 2017		Year Ended January 31, 2016
	Shares	Amount	Shares	Amount
Institutional
Shares sold	5,246,870	$96,327,801	4,330,013	$86,948,479
Shares issued to shareholders in reinvestment of distributions	305,857	6,410,771	1,053,306	19,567,856
Shares redeemed	(4,511,165)	(85,093,707)	(3,904,258)	(79,527,988)

Net increase	1,041,562	$17,644,865	1,479,061	$26,988,347

Investor A
Shares sold and automatic conversion of shares	2,558,168	$49,381,173	2,212,071	$45,599,012
Shares issued to shareholders in reinvestment of distributions	551,751	11,145,215	1,791,621	32,559,551
Shares redeemed	(3,957,325)	(74,170,963)	(6,390,874)	(128,740,924)

Net decrease	(847,406)	$(13,644,575)	(2,387,182)	$(50,582,361)

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2017	23

Notes to Financial Statements (concluded)

	Year Ended January 31, 2017		Year Ended January 31, 2016
	Shares	Amount	Shares	Amount
Investor B
Shares sold	—	—	581	$11,534
Shares issued to shareholders in reinvestment of distributions	—	—	—	—
Shares redeemed and automatic conversion of shares	—	—	(61,469)	(1,221,438)

Net decrease	—	—	(60,888)	$(1,209,904)

Investor C
Shares sold	575,662	$9,387,267	288,445	$4,972,881
Shares issued to shareholders in reinvestment of distributions	167,317	2,825,975	526,989	8,140,964
Shares redeemed	(946,428)	(14,890,658)	(1,135,773)	(19,486,259)

Net decrease	(203,449)	$(2,677,416)	(320,339)	$(6,372,414)

Investor R
Shares sold	746,026	$12,611,434	713,787	$12,928,058
Shares issued to shareholders in reinvestment of distributions	153,567	2,774,948	473,439	7,728,287
Shares redeemed	(1,175,737)	(19,826,669)	(1,356,782)	(24,795,244)

Net decrease	(276,144)	$(4,440,287)	(169,556)	$(4,138,899)

Total Net Decrease	(285,437)	$(3,117,413)	(1,458,904)	$(35,315,231)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

24	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Mid Cap Value Opportunities Series, Inc. and Shareholders of BlackRock Mid Cap Value Opportunities Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Mid Cap Value Opportunities Fund (the “Fund”) of BlackRock Mid Cap Value Opportunities Series, Inc., as of January 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc. as of January 31, 2017, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche

Philadelphia, Pennsylvania

March 24, 2017

Important Tax Information (Unaudited)

During the fiscal year ended January 31, 2017, the following information is provided with respect to the ordinary income distributions paid by the Fund:

	Payable Date	12/7/2016
Qualified Dividend Income for Individuals		100%
Dividends Qualifiying for the Dividends Received Deduction for Corporations		100%

Additionally, the Fund distributed long-term capital gains of $0.983811 per share to shareholders of record on December 6, 2016.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2017	25

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Corporation	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2]
Robert M. Hernandez 1944	Chair of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
Fred G. Weiss 1941	Vice Chair of the Board and Director	Since 2007	Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson's Research since 2000.	28 RICs consisting of 98 Portfolios	Allergan plc (pharmaceuticals)
James H. Bodurtha 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) from 1979 to 2017; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Burtons Grill (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eiszenstat 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service); Ferroglobe (metals)
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
Lena G. Goldberg 1949	Director	Since 2016	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 98 Portfolios	None
Henry R. Keizer 1956	Director	Since 2016	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) in 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	28 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)

26	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2017

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Corporation	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2] (concluded)
John F. O'Brien 1943	Director	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Director	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Director	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	28 RICs consisting of 98 Portfolios	None
David H. Walsh 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None
Interested Directors[4]
Robert Fairbairn 1965	Director	Since 2015	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares® businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2015 (Director); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 318 Portfolios	None
[1] The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Corporation’s by-laws or charter or statute, or, until December 31 of the year in which he or she turns 75. The Board has determined to extend the terms of Independent Directors on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for Messrs. Walsh and Weiss until January 31, 2017, which the Board believes to be in the best interests of shareholders of the Fund. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Corporation’s by-laws or statute, or until December 31 of the year in which they turn 72.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Corporation’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2017	27

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Corporation	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors[2]
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Corporation serve at the pleasure of the Board.
Further information about the Corporation's Officers and Directors is available in the Corporation's Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

On September 26, 2016, the Board appointed Lena G. Goldberg as a Director of the Corporation effective November 4, 2016.

Effective January 31, 2017, David H. Walsh and Fred G. Weiss retired as Directors of the Corporation.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Address of the Corporation 100 Bellevue Parkway Wilmington, DE 19809

	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103

28	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2017

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2017	29

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

30	BLACKROCK MID CAP VALUE OPPORTUNITIES FUND	JANUARY 31, 2017

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MIDCAPVAL-1/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat
Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.	$29,017	$30,213	$0	$0	$13,107	$13,107	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,104,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

            The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

            Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.	$13,107	$13,107

  Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,104,000 and $2,129,000, respectively, were billed by D&T to the Investment Adviser.

 (h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a)  – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)  – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1)  – Code of Ethics – See Item 2

(a)(2)  – Certifications – Attached hereto

(a)(3)  – Not Applicable

(b)  – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski

 Chief Executive Officer (principal executive officer) of

 BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.

Date: April 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski

 Chief Executive Officer (principal executive officer) of

 BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.

Date: April 5, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews

 Chief Financial Officer (principal financial officer) of

 BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.

Date: April 5, 2017